Exhibit 99.2
BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2019							2020							% Change		FX Impact(c)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(a)	Year(a)	1st Qtr(b)	2nd Qtr(b)	6 Months(b)	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$3,449	$3,667	$7,116	$3,472	$10,588	$4,754	$15,342	$6,766	$6,487	$13,253					77%	86%	—	—
Europe	1,480	1,491	2,971	1,445	4,416	1,850	6,266	2,567	2,136	4,703					43%	58%	(3)%	(3)%
Rest of the World	874	988	1,862	976	2,838	1,175	4,013	1,335	1,334	2,669					35%	43%	(4)%	(4)%
Other	117	127	244	114	358	166	524	113	172	285					35%	17%	—	—
Total	$5,920	$6,273	$12,193	$6,007	$18,200	$7,945	$26,145	$10,781	$10,129	$20,910					61%	71%	(2)%	(2)%

% of Revenues	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(a)	Year(a)	1st Qtr(b)	2nd Qtr(b)	6 Months(b)	3rd Qtr	9 Months	4th Qtr	Year
United States	58.2%	58.4%	58.3%	57.8%	58.2%	59.8%	58.7%	62.8%	64.0%	63.4%
Europe	25.0%	23.8%	24.4%	24.1%	24.3%	23.3%	24.0%	23.8%	21.1%	22.5%
Rest of the World	14.8%	15.8%	15.3%	16.2%	15.6%	14.8%	15.3%	12.4%	13.2%	12.8%
Other	2.0%	2.0%	2.0%	1.9%	1.9%	2.1%	2.0%	1.0%	1.7%	1.3%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
(a) Includes Celgene product revenues from November 20, 2019 through December 31, 2019.
(b) Includes Celgene product revenues for the entire period.
(c) Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales.

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$5,713	$6,031	$11,744	$5,768	$17,512	$7,662	$25,174	$10,541	$9,817	$20,358					63%	73%
Alliance and other revenues	207	242	449	239	688	283	971	240	312	552					29%	23%
Total Revenues	5,920	6,273	12,193	6,007	18,200	7,945	26,145	10,781	10,129	20,910					61%	71%

Cost of products sold(a)	1,824	1,972	3,796	1,790	5,586	2,492	8,078	3,662	2,699	6,361					37%	68%
Marketing, selling and administrative	1,006	1,076	2,082	1,055	3,137	1,734	4,871	1,606	1,628	3,234					51%	55%
Research and development	1,348	1,325	2,673	1,378	4,051	2,097	6,148	2,372	2,522	4,894					90%	83%
Amortization of acquired intangible assets	24	24	48	25	73	1,062	1,135	2,282	2,389	4,671					**	**
Other (income)/expense, net	(261)	100	(161)	410	249	689	938	1,163	(736)	427					**	**
Total Expenses	3,941	4,497	8,438	4,658	13,096	8,074	21,170	11,085	8,502	19,587					89%	**

Earnings/(Loss) Before Income Taxes	1,979	1,776	3,755	1,349	5,104	(129)	4,975	(304)	1,627	1,323					(8)%	(65)%
Provision for Income Taxes	264	337	601	(17)	584	931	1,515	462	1,707	2,169					**	**
Net (Loss)/Earnings	1,715	1,439	3,154	1,366	4,520	(1,060)	3,460	(766)	(80)	(846)					**	**
Noncontrolling Interest	5	7	12	13	25	(4)	21	9	5	14					(29)%	17%
Net (Loss)/Earnings Attributable to BMS	$1,710	$1,432	$3,142	$1,353	$4,495	$(1,056)	$3,439	$(775)	$(85)	$(860)					**	**

Diluted (Loss)/Earnings per Common Share*	$1.04	$0.87	$1.92	$0.83	$2.75	$(0.55)	$2.01	$(0.34)	$(0.04)	$(0.38)					**	**
Weighted-Average Common Shares Outstanding - Diluted	1,637	1,637	1,637	1,634	1,636	1,918	1,712	2,258	2,263	2,261					—	—
Dividends declared per common share	$0.41	$0.41	$0.82	$0.41	$1.23	$0.45	$1.68	$0.45	$0.45	$0.90					10%	10%

	2019							2020
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	69.2%	68.6%	68.9%	70.2%	69.3%	68.6%	69.1%	66.0%	73.4%	69.6%

Other Ratios
Effective tax rate	13.3%	19.0%	16.0%	(1.3)%	11.4%	(721.7)%	30.5%	(152.0)%	104.9%	163.9%

Other (income)/expense, net	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense(b)	$45	$123	$168	$209	$377	$279	$656	$362	$357	$719					**	**
Pension and postretirement	44	26	70	1,537	1,607	(8)	1,599	(4)	(2)	(6)					**	**
Royalties and licensing income	(308)	(303)	(611)	(356)	(967)	(393)	(1,360)	(410)	(311)	(721)					3%	18%
Divestiture losses/(gains)	—	8	8	(1,179)	(1,171)	3	(1,168)	(16)	9	(7)					13%	**
Acquisition expenses	165	303	468	7	475	182	657	—	—	—					(100)%	(100)%
Contingent consideration	—	—	—	—	—	523	523	556	(165)	391					N/A	N/A
Investment income	(56)	(119)	(175)	(173)	(348)	(116)	(464)	(61)	(25)	(86)					(79)%	(51)%
Integration expenses	22	106	128	96	224	191	415	174	166	340					57%	**
Provision for restructuring	12	10	22	10	32	269	301	160	115	275					**	**
Equity investment (gains)/losses	(175)	(71)	(246)	261	15	(294)	(279)	339	(818)	(479)					**	95%
Litigation and other settlements	1	—	1	(1)	—	77	77	32	(1)	31					N/A	**
Transition and other service fees	(2)	(2)	(4)	(7)	(11)	(26)	(37)	(61)	(50)	(111)					**	**
Intangible asset impairment	—	15	15	—	15	—	15	—	21	21					40%	40%
Reversion excise tax	—	—	—	—	—	—	—	76	—	76					N/A	N/A
Other	(9)	4	(5)	6	1	2	3	16	(32)	(16)					**	**
Other (income)/expense, net	$(261)	$100	$(161)	$410	$249	$689	$938	$1,163	$(736)	$427					**	**
* Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
** In excess of +/- 100%.
(a) Excludes amortization of acquired intangible assets.
(b) Includes amortization of purchase price adjustments to Celgene debt.
(c) Includes Celgene results of operations from November 20, 2019 through December 31, 2019.
(d) Includes Celgene results of operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED JUNE 30, 2020
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2020(b)	2019	$ Change	% Change	Favorable / (Unfavorable) FX Impact $*	2020 Excluding FX	Favorable / (Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$10,129	$6,273	$3,856	61%	$(85)	$10,214	(2)%	63%
Gross profit	7,430	4,301	3,129	73%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	8,158	4,440	3,718	84%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	80.5%	70.8%

Marketing, selling and administrative	1,628	1,076	552	51%	17	1,645	2%	53%
Marketing, selling and administrative excluding specified items(a)	1,617	1,076	541	50%	17	1,634	2%	52%

Marketing, selling and administrative excluding specified items as a % of revenues	16.0%	17.2%

Research and development	2,522	1,325	1,197	90%	6	2,528	1%	91%
Research and development excluding specified items(a)	2,168	1,281	887	69%	6	2,174	1%	70%

Research and development excluding specified items as a % of revenues	21.4%	20.4%

YEAR-TO-DATE	2020(b)	2019	$ Change	% Change	Favorable / (Unfavorable) FX Impact $*	2020 Excluding FX	Favorable / (Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$20,910	$12,193	$8,717	71%	$(167)	$21,077	(2)%	73%
Gross profit	14,549	8,397	6,152	73%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	16,715	8,548	8,167	96%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	79.9%	70.1%

Marketing, selling and administrative	3,234	2,082	1,152	55%	29	3,263	2%	57%
Marketing, selling and administrative excluding specified items(a)	3,202	2,081	1,121	54%	29	3,231	1%	55%

Marketing, selling and administrative excluding specified items as a % of revenues	15.3%	17.1%

Research and development	4,894	2,673	2,221	83%	10	4,904	—	83%
Research and development excluding specified items(a)	4,424	2,578	1,846	72%	10	4,434	—	72%

Research and development excluding specified items as a % of revenues	21.2%	21.1%
* Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales and expenses.
(a) Refer to the Specified Items schedule for further details.
(b) Includes Celgene results of operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr(c)	6 Months(c)	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$1,299	$1,299	$2,915	$2,884	$5,799					$2,884	$5,799	N/A	N/A
Eliquis	1,925	2,042	3,967	1,928	5,895	2,034	7,929	2,641	2,163	4,804					121	837	6%	21%
Opdivo	1,801	1,823	3,624	1,817	5,441	1,763	7,204	1,766	1,653	3,419					(170)	(205)	(9)%	(6)%
Orencia	640	778	1,418	767	2,185	792	2,977	714	750	1,464					(28)	46	(4)%	3%
Pomalyst/Imnovid	—	—	—	—	—	322	322	713	745	1,458					745	1,458	N/A	N/A
Sprycel	459	544	1,003	558	1,561	549	2,110	521	511	1,032					(33)	29	(6)%	3%
Yervoy	384	367	751	353	1,104	385	1,489	396	369	765					2	14	1%	2%
Abraxane	—	—	—	—	—	166	166	300	308	608					308	608	N/A	N/A
Empliciti	83	91	174	89	263	94	357	97	97	194					6	20	7%	11%
Reblozyl	—	—	—	—	—	—	—	8	55	63					55	63	N/A	N/A
Inrebic	—	—	—	—	—	5	5	12	15	27					15	27	N/A	N/A
Zeposia	—	—	—	—	—	—	—	—	1	1					1	1	N/A	N/A

Established Brands
Baraclude	141	147	288	145	433	122	555	122	121	243					(26)	(45)	(18)%	(16)%
Vidaza	—	—	—	—	—	58	58	158	126	284					126	284	N/A	N/A
Other Brands(a)	487	481	968	350	1,318	356	1,674	418	331	749					(150)	(219)	(31)%	(23)%

Total	$5,920	$6,273	$12,193	$6,007	$18,200	$7,945	$26,145	$10,781	$10,129	$20,910					$3,856	$8,717	61%	71%
(a) Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue. Other Brands includes $83 million and $205 million relating to Celgene products in the three and six months ended June 30, 2020, respectively.
(b) Includes Celgene product revenues from November 20, 2019 through December 31, 2019.
(c) Includes Celgene product revenues for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(e)	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$2,562	$2,718	$5,280	$2,758	$8,038	$2,785	$10,823	$2,915	$2,884	$5,799					$166	$519	6%	10%
Eliquis	1,925	2,042	3,967	1,928	5,895	2,034	7,929	2,641	2,163	4,804					121	837	6%	21%
Opdivo	1,801	1,823	3,624	1,817	5,441	1,763	7,204	1,766	1,653	3,419					(170)	(205)	(9)%	(6)%
Orencia	640	778	1,418	767	2,185	792	2,977	714	750	1,464					(28)	46	(4)%	3%
Pomalyst/Imnovid(a)	554	617	1,171	662	1,833	692	2,525	713	745	1,458					128	287	21%	25%
Sprycel	459	544	1,003	558	1,561	549	2,110	521	511	1,032					(33)	29	(6)%	3%
Yervoy	384	367	751	353	1,104	385	1,489	396	369	765					2	14	1%	2%
Abraxane(a)	285	314	599	317	916	336	1,252	300	308	608					(6)	9	(2)%	2%
Empliciti	83	91	174	89	263	94	357	97	97	194					6	20	7%	11%
Reblozyl(b)	—	—	—	—	—	—	—	8	55	63					55	63	N/A	N/A
Inrebic(b)	—	—	—	2	2	9	11	12	15	27					15	27	N/A	N/A
Zeposia(b)	—	—	—	—	—	—	—	—	1	1					1	1	N/A	N/A

Established Brands
Baraclude	141	147	288	145	433	122	555	122	121	243					(26)	(45)	(18)%	(16)%
Vidaza(a)	148	162	310	146	456	149	605	158	126	284					(36)	(26)	(22)%	(8)%
Other Brands(c)	552	557	1,109	420	1,529	393	1,922	418	331	749					(226)	(360)	(41)%	(32)%

Total(d)	$9,534	$10,160	$19,694	$9,962	$29,656	$10,103	$39,759	$10,781	$10,129	$20,910					$(31)	$1,216	—	6%
(a) Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition. All product revenues prior to November 20, 2019 have been recast to exclude foreign currency hedge gains and losses.
(b) Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition.
(c) Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.
(d) All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.
(e) Celgene product revenues for the period of October 1, 2019 through November 19, 2019 are included below:

Revlimid	$1,486
Pomalyst/Imnovid	370
Abraxane	170
Inrebic	4
Vidaza	91
Other Brands	37
Total	$2,158

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$899	$899	$1,966	$2,048	$4,014					N/A	N/A
Eliquis	1,206	1,269	2,475	1,124	3,599	1,156	4,755	1,777	1,363	3,140					7%	27%
Opdivo	1,124	1,112	2,236	1,088	3,324	1,020	4,344	1,008	956	1,964					(14)%	(12)%
Orencia	449	566	1,015	554	1,569	577	2,146	500	554	1,054					(2)%	4%
Pomalyst/Imnovid	—	—	—	—	—	226	226	489	522	1,011					N/A	N/A
Sprycel	240	307	547	325	872	319	1,191	300	308	608					—	11%
Yervoy	275	253	528	222	750	254	1,004	257	254	511					—	(3)%
Abraxane	—	—	—	—	—	122	122	205	218	423					N/A	N/A
Empliciti	58	63	121	62	183	63	246	59	59	118					(6)%	(2)%
Reblozyl	—	—	—	—	—	—	—	8	55	63					N/A	N/A
Inrebic	—	—	—	—	—	5	5	12	15	27					N/A	N/A
Zeposia	—	—	—	—	—	—	—	—	1	1					N/A	N/A

Established Brands
Baraclude	7	7	14	2	16	4	20	3	3	6					(57)%	(57)%
Vidaza	—	—	—	—	—	1	1	2	—	2					N/A	N/A
Other Brands(a)	90	90	180	95	275	108	383	180	131	311					46%	73%

Total(b)	$3,449	$3,667	$7,116	$3,472	$10,588	$4,754	$15,342	$6,766	$6,487	$13,253					77%	86%
(a) Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Other Brands includes $66 million and $169 million relating to Celgene products in the three and six months ended June 30, 2020, respectively.
(b) Includes Puerto Rico.
(c) Includes Celgene product revenues from November 20, 2019 through December 31, 2019.
(d) Includes Celgene product revenues for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
U.S. PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(d)	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$1,686	$1,810	$3,496	$1,902	$5,398	$1,914	$7,312	$1,966	$2,048	$4,014					13%	15%
Eliquis	1,206	1,269	2,475	1,124	3,599	1,156	4,755	1,777	1,363	3,140					7%	27%
Opdivo	1,124	1,112	2,236	1,088	3,324	1,020	4,344	1,008	956	1,964					(14)%	(12)%
Orencia	449	566	1,015	554	1,569	577	2,146	500	554	1,054					(2)%	4%
Pomalyst/Imnovid(a)	390	447	837	469	1,306	489	1,795	489	522	1,011					17%	21%
Sprycel	240	307	547	325	872	319	1,191	300	308	608					—	11%
Yervoy	275	253	528	222	750	254	1,004	257	254	511					—	(3)%
Abraxane(a)	196	207	403	206	609	237	846	205	218	423					5%	5%
Empliciti	58	63	121	62	183	63	246	59	59	118					(6)%	(2)%
Reblozyl(a)	—	—	—	—	—	—	—	8	55	63					N/A	N/A
Inrebic(a)	—	—	—	2	2	9	11	12	15	27					N/A	N/A
Zeposia(a)	—	—	—	—	—	—	—	—	1	1					N/A	N/A

Established Brands
Baraclude	7	7	14	2	16	4	20	3	3	6					(57)%	(57)%
Vidaza(a)	3	3	6	2	8	2	10	2	—	2					(100)%	(67)%
Other Brands(b)	135	145	280	147	427	136	563	180	131	311					(10)%	11%

Total(c)	$5,769	$6,189	$11,958	$6,105	$18,063	$6,180	$24,243	$6,766	$6,487	$13,253					5%	11%
(a) Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition.
(b) Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.
(c) Includes Puerto Rico. All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.
(d) Celgene product revenues for the period of October 1, 2019 through November 19, 2019 are included below:

Revlimid	$1,015
Pomalyst/Imnovid	263
Abraxane	115
Inrebic	4
Vidaza	1
Other Brands	28
Total	$1,426

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change(c)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$400	$400	$949	$836	$1,785					N/A	N/A
Eliquis	719	773	1,492	804	2,296	878	3,174	864	800	1,664					3%	12%
Opdivo	677	711	1,388	729	2,117	743	2,860	758	697	1,455					(2)%	5%
Orencia	191	212	403	213	616	215	831	214	196	410					(8)%	2%
Pomalyst/Imnovid	—	—	—	—	—	96	96	224	223	447					N/A	N/A
Sprycel	219	237	456	233	689	230	919	221	203	424					(14)%	(7)%
Yervoy	109	114	223	131	354	131	485	139	115	254					1%	14%
Abraxane	—	—	—	—	—	44	44	95	90	185					N/A	N/A
Empliciti	25	28	53	27	80	31	111	38	38	76					36%	43%

Established Brands
Baraclude	134	140	274	143	417	118	535	119	118	237					(16)%	(14)%
Vidaza	—	—	—	—	—	57	57	156	126	282					N/A	N/A
Other Brands(a)	397	391	788	255	1,043	248	1,291	238	200	438					(49)%	(44)%

Total	$2,471	$2,606	$5,077	$2,535	$7,612	$3,191	$10,803	$4,015	$3,642	$7,657					40%	51%
(a) Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Other Brands includes $17 million and $36 million relating to Celgene products in the three and six months ended June 30, 2020, respectively.
(b) Includes Celgene product revenues from November 20, 2019 through December 31, 2019.
(c) The foreign exchange impact on international revenues was unfavorable 3% for both the second quarter and year-to-date. The foreign exchange impact on Prioritized Brands is included below.
(d) Includes Celgene product revenues for the entire period.

	Quarter-to-Date			Year-to-Date
	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX
Eliquis	3%	(2)%	5%	12%	(2)%	14%
Opdivo	(2)%	(5)%	3%	5%	(5)%	10%
Orencia	(8)%	(3)%	(5)%	2%	(3)%	5%
Sprycel	(14)%	(3)%	(11)%	(7)%	(3)%	(4)%
Yervoy	1%	(5)%	6%	14%	(5)%	19%
Empliciti	36%	—	36%	43%	(1)%	44%

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(d)	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$876	$908	$1,784	$856	$2,640	$871	$3,511	$949	$836	$1,785					(8)%	—
Eliquis	719	773	1,492	804	2,296	878	3,174	864	800	1,664					3%	12%
Opdivo	677	711	1,388	729	2,117	743	2,860	758	697	1,455					(2)%	5%
Orencia	191	212	403	213	616	215	831	214	196	410					(8)%	2%
Pomalyst/Imnovid(a)	164	170	334	193	527	203	730	224	223	447					31%	34%
Sprycel	219	237	456	233	689	230	919	221	203	424					(14)%	(7)%
Yervoy	109	114	223	131	354	131	485	139	115	254					1%	14%
Abraxane(a)	89	107	196	111	307	99	406	95	90	185					(16)%	(6)%
Empliciti	25	28	53	27	80	31	111	38	38	76					36%	43%

Established Brands
Baraclude	134	140	274	143	417	118	535	119	118	237					(16)%	(14)%
Vidaza(a)	145	159	304	144	448	147	595	156	126	282					(21)%	(7)%
Other Brands(b)	417	412	829	273	1,102	257	1,359	238	200	438					(51)%	(47)%

Total(c)	$3,765	$3,971	$7,736	$3,857	$11,593	$3,923	$15,516	$4,015	$3,642	$7,657					(8)%	(1)%
(a) Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition. All product revenues prior to November 20, 2019 have been recast to exclude foreign currency hedge gains and losses.
(b) Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.
(c) All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.
(d) Celgene product revenues for the period of October 1, 2019 through November 19, 2019 are included below:

Revlimid	$471
Pomalyst/Imnovid	107
Abraxane	55
Vidaza	90
Other Brands	9
Total	$732

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr(c)	6 Months(c)	3rd Qtr	9 Months	4th Qtr	Year
Inventory purchase price accounting adjustments	$—	$—	$—	$—	$—	$660	$660	$1,420	$714	$2,134
Employee compensation charges	—	—	—	—	—	1	1	2	1	3
Site exit and other costs	12	139	151	22	173	24	197	16	13	29
Cost of products sold	12	139	151	22	173	685	858	1,438	728	2,166

Employee compensation charges	—	—	—	—	—	27	27	15	12	27
Site exit and other costs	1	—	1	—	1	8	9	6	(1)	5
Marketing, selling and administrative	1	—	1	—	1	35	36	21	11	32

License and asset acquisition charges	—	25	25	—	25	—	25	25	300	325
IPRD impairments	32	—	32	—	32	—	32	—	—	—
Inventory purchase price accounting adjustments	—	—	—	—	—	—	—	17	—	17
Employee compensation charges	—	—	—	—	—	33	33	18	15	33
Site exit and other costs	19	19	38	20	58	109	167	56	39	95
Research and development	51	44	95	20	115	142	257	116	354	470

Amortization of acquired intangible assets	—	—	—	—	—	1,062	1,062	2,282	2,389	4,671

Interest expense(a)	—	83	83	166	249	73	322	(41)	(41)	(82)
Pension and postretirement	49	44	93	1,545	1,638	(3)	1,635	—	—	—
Royalties and licensing income	—	—	—	(9)	(9)	(15)	(24)	(83)	(18)	(101)
Divestiture losses/(gains)	—	8	8	(1,179)	(1,171)	3	(1,168)	(16)	9	(7)
Acquisition expenses	165	303	468	7	475	182	657	—	—	—
Contingent consideration	—	—	—	—	—	523	523	556	(165)	391
Investment income	—	(54)	(54)	(99)	(153)	(44)	(197)	—	—	—
Integration expenses	22	106	128	96	224	191	415	174	166	340
Provision for restructuring	12	10	22	10	32	269	301	160	115	275
Equity investment (gains)/losses	(175)	(71)	(246)	261	15	(294)	(279)	339	(818)	(479)
Litigation and other settlements	—	—	—	—	—	75	75	—	—	—
Reversion excise tax	—	—	—	—	—	—	—	76	—	76
Other	—	—	—	—	—	2	2	—	—	—
Other (income)/expense, net	73	429	502	798	1,300	962	2,262	1,165	(752)	413

Increase to pretax income	137	612	749	840	1,589	2,886	4,475	5,022	2,730	7,752

Income taxes on items above	(43)	(105)	(148)	(275)	(423)	(264)	(687)	(291)	(3)	(294)
Income taxes attributed to Otezla® divestiture	—	—	—	—	—	808	808	—	255	255
Income taxes attributed to internal transfer of intangible assets	—	—	—	—	—	—	—	—	853	853
Income taxes	(43)	(105)	(148)	(275)	(423)	544	121	(291)	1,105	814

Increase to net earnings	$94	$507	$601	$565	$1,166	$3,430	$4,596	$4,731	$3,835	$8,566
(a) Includes amortization of purchase price adjustments to Celgene debt.
(b) Includes Celgene results of operations from November 20, 2019 through December 31, 2019.
(c) Includes Celgene results of operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr(c)	6 Months(c)	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$4,096	$4,301	$8,397	$4,217	$12,614	$5,453	$18,067	$7,119	$7,430	$14,549
Specified items(a)	12	139	151	22	173	685	858	1,438	728	2,166
Gross profit excluding specified items	4,108	4,440	8,548	4,239	12,787	6,138	18,925	8,557	8,158	16,715

Marketing, selling and administrative	1,006	1,076	2,082	1,055	3,137	1,734	4,871	1,606	1,628	3,234
Specified items(a)	(1)	—	(1)	—	(1)	(35)	(36)	(21)	(11)	(32)
Marketing, selling and administrative excluding specified items	1,005	1,076	2,081	1,055	3,136	1,699	4,835	1,585	1,617	3,202

Research and development	1,348	1,325	2,673	1,378	4,051	2,097	6,148	2,372	2,522	4,894
Specified items(a)	(51)	(44)	(95)	(20)	(115)	(142)	(257)	(116)	(354)	(470)
Research and development excluding specified items	1,297	1,281	2,578	1,358	3,936	1,955	5,891	2,256	2,168	4,424

Amortization of acquired intangible assets	24	24	48	25	73	1,062	1,135	2,282	2,389	4,671
Specified items(a)	—	—	—	—	—	(1,062)	(1,062)	(2,282)	(2,389)	(4,671)
Amortization of acquired intangible assets excluding specified items	24	24	48	25	73	—	73	—	—	—

Other (income)/expense, net	(261)	100	(161)	410	249	689	938	1,163	(736)	427
Specified items(a)	(73)	(429)	(502)	(798)	(1,300)	(962)	(2,262)	(1,165)	752	(413)
Other expense/(income), net excluding specified items	(334)	(329)	(663)	(388)	(1,051)	(273)	(1,324)	(2)	16	14
(a) Refer to the Specified Items schedule for further details.
(b) Includes Celgene results of operations from November 20, 2019 through December 31, 2019.
(c) Includes Celgene results of operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars and shares in millions except per share data)

	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr(c)	6 Months(c)	3rd Qtr	9 Months	4th Qtr	Year
Earnings/(Loss) before income taxes	$1,979	$1,776	$3,755	$1,349	$5,104	$(129)	$4,975	$(304)	$1,627	$1,323
Specified items(a)	137	612	749	840	1,589	2,886	4,475	5,022	2,730	7,752
Earnings before income taxes excluding specified items	2,116	2,388	4,504	2,189	6,693	2,757	9,450	4,718	4,357	9,075

Provision for income taxes	264	337	601	(17)	584	931	1,515	462	1,707	2,169
Income taxes on specified items(a)	43	105	148	275	423	264	687	291	3	294
Income taxes attributed to Otezla® divestiture(a)	—	—	—	—	—	(808)	(808)	—	(255)	(255)
Income taxes attributed to internal transfer of intangible assets(a)	—	—	—	—	—	—	—	—	(853)	(853)
Provision for income taxes excluding tax on specified items and income taxes attributed to Otezla® divestiture and internal transfer of intangible assets	307	442	749	258	1,007	387	1,394	753	602	1,355

Noncontrolling Interest	5	7	12	13	25	(4)	21	9	5	14
Specified items(a)	—	—	—	—	—	—	—	—	—	—
Noncontrolling Interest excluding specified items	5	7	12	13	25	(4)	21	9	5	14

Net (loss)/earnings attributable to BMS used for Diluted EPS Calculation - GAAP	1,710	1,432	3,142	1,353	4,495	(1,056)	3,439	(775)	(85)	(860)
Specified items(a)	94	507	601	565	1,166	3,430	4,596	4,731	3,835	8,566
Net earnings attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	1,804	1,939	3,743	1,918	5,661	2,374	8,035	3,956	3,750	7,706

Weighted-average Common Shares Outstanding - Diluted-GAAP	1,637	1,637	1,637	1,634	1,636	1,918	1,712	2,258	2,263	2,261
Weighted-average Common Shares Outstanding - Diluted-Non-GAAP	1,637	1,637	1,637	1,634	1,636	1,941	1,712	2,298	2,297	2,298

Diluted (Loss)/Earnings Per Share - GAAP*	$1.04	$0.87	$1.92	$0.83	$2.75	$(0.55)	$2.01	$(0.34)	$(0.04)	$(0.38)
Diluted Earnings Per Share attributable to specified items(a)	0.06	0.31	0.37	0.34	0.71	1.77	2.68	2.06	1.67	3.73
Diluted Earnings Per Share - Non-GAAP*	$1.10	$1.18	$2.29	$1.17	$3.46	$1.22	$4.69	$1.72	$1.63	$3.35

Effective Tax Rate	13.3%	19.0%	16.0%	(1.3)%	11.4%	(721.7)%	30.5%	(152.0)%	104.9%	163.9%
Specified items(a)	1.2%	(0.5)%	0.6%	13.1%	3.6%	735.7%	(15.7)%	168.0%	(91.1)%	(149.0)%
Effective Tax Rate excluding specified items	14.5%	18.5%	16.6%	11.8%	15.0%	14.0%	14.8%	16.0%	13.8%	14.9%
* Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
(a) Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.
(b) Includes Celgene results from operations from November 20, 2019 through December 31, 2019.
(c) Includes Celgene results of operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019(a)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Cash and cash equivalents	$7,335	$28,404	$30,489	$12,346	$15,817	$19,934
Marketable debt securities - current	1,429	953	2,053	3,047	2,505	1,724
Marketable debt securities - non-current	1,233	994	925	767	651	523
Cash, cash equivalents and marketable debt securities	9,997	30,351	33,467	16,160	18,973	22,181

Short-term debt obligations	(381)	(545)	(569)	(3,346)	(3,862)	(4,819)
Long-term debt	(5,635)	(24,433)	(24,390)	(43,387)	(42,844)	(41,853)
Net (debt)/cash position	$3,981	$5,373	$8,508	$(30,573)	$(27,733)	$(24,491)
(a) Includes Celgene balances as of December 31, 2019.

BRISTOL-MYERS SQUIBB COMPANY
2020 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2020
	Pre-tax	Tax	After-tax
Projected Diluted (Loss)/Earnings Attributable to Shareholders per Common Share - GAAP			($0.06) to $0.09

Projected Specified Items:
Purchase price accounting adjustments(a)	5.31	0.29	5.02
Acquisition, restructuring and integration expenses(b)	0.61	0.13	0.48
Equity investment losses and contingent consideration	(0.04)	(0.06)	0.02
Research and development license and asset acquisition charges	0.15	—	0.15
Employee compensation charges(c)	0.04	0.01	0.03
Divestiture gains and licensing income	(0.03)	—	(0.03)
Other	0.01	—	0.01
Income taxes attributed to Otezla® divestiture and internal transfer of intangible assets	—	(0.48)	0.48
Total	6.05	(0.11)	6.16

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$6.10 to $6.25
(a) Includes amortization of acquired intangible assets, unwind of inventory fair value adjustments and amortization of fair value adjustments of debt assumed from Celgene.
(b) Includes acquisition-related financing, transaction, restructuring and integration expenses recognized in Cost of products sold, Research and development and Other (income)/expense, net.
(c) Includes items recognized in Cost of products sold, Marketing, selling and administrative and Research and development.

The following table summarizes the company's 2020 financial guidance:

Line item	GAAP	Non-GAAP

Revenues	$40.5 billion - $42.0 billion	$40.5 billion - $42.0 billion

Gross margin as a percent of revenue	Approximately 74%	Approximately 80%

Marketing, selling and administrative expense	$6.5 billion - $6.7 billion	$6.5 billion - $6.7 billion

Research and development expense	$9.7 billion - $9.9 billion	$9.2 billion - $9.4 billion

Other (income)/expense, net	$0.9 billion - $1.1 billion	($0.1 billion) - $0.1 billion

Effective tax rate	Approximately 100%	16% - 17%

Weighted average diluted shares	Approximately 2.3 billion	Approximately 2.3 billion

The GAAP financial results for the full year of 2020 will include specified items, including purchase price accounting adjustments, acquisition and integration expenses, charges associated with restructuring, downsizing and streamlining worldwide operations, research and development license and asset acquisition charges, divestiture gains or losses, stock compensation resulting from accelerated vesting of Celgene awards, certain retention-related employee compensation charges related to the Celgene transaction, equity investment and contingent value rights fair value adjustments and tax items resulting from internal transfer of intangible assets and the Otezla® divestiture, among other items. The financial guidance for 2020 excludes the impact of any potential future strategic acquisitions and divestitures and other specified items that have not yet been identified and quantified. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol Myers Squibb Reports Second Quarter 2020 Financial Results on August 6, 2020, including “2020 Financial Guidance” and “Use of non-GAAP Financial Information” therein.